SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549



                            FORM 8-K


                     Current Report Pursuant
                  to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of report (Date of earliest event reported)  August 19, 1997

           __________________________________________


                            XCL LTD.
     (Exact Name of Registrant as Specified in Its Charter)


                            Delaware
         (State or other Jurisdiction of Incorporation)


     1-10669                                 51-0305643
(Commission File Number)                     (I.R.S. Employer
Identification Number)


                      110 Rue Jean Lafitte
                   Lafayette, Louisiana 70508
            (Address of Principal Executive Offices)


                          318-237-0325
      (Registrant's Telephone Number, Including Area Code)



Item 9.   Sales of Equity Securities Pursuant to Regulation S.

      On August 19, 1997, the Company sold in a series of private placements in compliance with Regulation S under the Securities Act of 1933, as amended ("Securites Act"), an aggregate of 638,000 shares of Common Stock through the exercise of warrants previously granted to Providence Capital Ltd. The warrants were exercised outside the U.S. by persons or entities who certified that they were non-U.S. persons as defined in Regulation S and the shares were all delivered against payment outside the U.S. in accordance with such Regulation.

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        XCL LTD.

     September 2, 1997                  /s/ Lisha C. Falk
_________________________     By:_______________________________
             Date                       Lisha C. Falk
                                        Secretary